UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2026

COLUMBUS McKINNON CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-34362	16-0547600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13320 Ballantyne Corporate Place, Suite D	Charlotte	NC	28277
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (716) 689-5400

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CMCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 3, 2026, Columbus McKinnon Corporation, a New York corporation (the “Company”), completed its acquisition of Kito Crosby Limited, a company incorporated under the laws of England and Wales (“Kito Crosby”), pursuant to the Stock Purchase Agreement, dated as of February 10, 2025 (the “Stock Purchase Agreement”), by and among the Company, Kito Crosby, the equityholders of Kito Crosby set forth on the signature pages thereto and Ascend Overseas Limited, solely in its capacity as the representative.

This Amendment No. 1 on Form 8-K/A is being filed to amend Item 9.01(a) and (b) of the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission (“SEC”) on February 4, 2026 regarding the completion of its acquisition of Kito Crosby, to include the historical financial statements of Kito Crosby required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Company is filing:

•

as Exhibit 99.1 to this Current Report on Form 8-K/A, the audited consolidated financial statements of Kito Crosby and its subsidiaries as of and for the years ended December 31, 2024 and December 31, 2023, the notes related thereto and the report of Deloitte & Touche LLP dated June 13, 2025, with respect to the consolidated financial statements of Kito Crosby and its subsidiaries;

•

as Exhibit 99.2 to this Current Report on Form 8-K/A, the interim unaudited condensed consolidated financial statements of Kito Crosby and its subsidiaries as of September 30, 2025 and December 31, 2024 and for the three and nine months ended September 30, 2025 and 2024, and the notes related thereto; and

•	as Exhibit 23.1 to this Current Report on Form 8-K/A, the consent of Deloitte & Touche LLP, independent auditor of Kito Crosby.

(b)	Pro Forma Financial Information.

The Company is filing as Exhibit 99.3 to this Current Report on Form 8-K/A, the unaudited pro forma condensed combined financial information of the Company after giving effect to the acquisition of Kito Crosby and adjustments described in such pro forma financial information.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

23.1	Consent of Deloitte & Touche LLP.

99.1	Audited consolidated financial statements of Kito Crosby and its subsidiaries as of and for the years ended December 31, 2024 and December 31, 2023 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K dated June 17, 2025).

99.2	Interim unaudited condensed consolidated financial statements of Kito Crosby and its subsidiaries as of September 30, 2025 and December 31, 2024 and for the three and nine months ended September 30, 2025 and 2024 (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K dated January 14, 2026).

99.3	Unaudited pro forma condensed combined financial information of Columbus McKinnon Corporation, together with the notes thereto.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Gregory P. Rustowicz
Name:	Gregory P. Rustowicz
Title:	Executive Vice President - Finance and Chief Financial Officer (Principal Financial Officer)

Dated: March 4, 2026